UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Vincent P. Corti
New World Fund, Inc.
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New World Fund®

[photo of Shanghai, China: Huxinting teahouse (foreground) and Pudong skyline (background)]

Semi-annual report for the six months ended April 30, 2012

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of more than 40 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	–9.91%	2.32%	10.92%

The total annual fund operating expense ratio was 1.02% for Class A shares as of the prospectus dated January 1, 2012.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Results for other share classes can be found on page 36.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

[photo of Pudong skyline, Shanghai, China]

Volatile markets and dramatic reversals in investor sentiment punctuated the first half of New World Fund’s fiscal year, ended April 30, 2012. Over this challenging six-month period, the value of an investment in the fund gained 6.2%, assuming reinvestment of the 75.7 cents per share dividend that was paid in December 2011. While the fund’s six-month return led that of developing-country stocks, as measured by the MSCI EM (Emerging Markets) Index, it trailed its primary benchmark, the MSCI ACWI (All Country World Index). The fund’s return also lagged that of the MSCI World Index, which measures developed-country stock returns. All the indexes are unmanaged.

As can be seen in the table below, the fund’s five-year and longer term results have led those of the MSCI ACWI. With long-term appreciation its primary objective, the fund blends three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world with significant ties to the developing world; and government and corporate bonds of developing-country issuers. The fund’s diversified approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets.

[Begin Sidebar]
Results at a glance

For periods ended April 30, 2012, with all distributions reinvested

	Total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime
					(since 6/17/99)
New World Fund
(Class A shares)	6.2%	–8.2%	2.5%	11.6%	9.0%

MSCI ACWI (All
Country World Index)	7.4	–5.2	–0.8	6.1	3.1

MSCI World Index	7.9	–4.1	–1.2	5.5	2.7

MSCI EM (Emerging
Markets) Index	4.0	–12.3	3.8	14.3	10.0

J.P. Morgan Emerging
Markets Bond Index Plus	6.9	13.4	8.7	11.5	11.7

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and EM (Emerging Markets) indexes, weighted by ACWI market capitalization. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM (Emerging Markets) Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. The indexes are unmanaged and, therefore, have no expenses.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested

Geographical distribution of net assets on April 30, 2012

Developed-country equities		43.4%

Asia
	South Korea	4.0
	Hong Kong	3.6
	Japan	3.1
	Australia	1.8
	Taiwan	.9
	Singapore	.5
The Americas
	United States	7.5
	Canada	.9
Europe
	United Kingdom	5.8
	Switzerland	3.5
	France	3.2
	Germany	2.1
	Sweden	1.2
	Denmark	1.1
	Belgium	1.1
	Spain	.8
	Italy	.6
	Netherlands	.3
	Finland	.2
	Norway	.2
	Greece	.1
Africa/Middle East
	Israel	.9

Developing-country equities		38.9%

Asia
	China	10.6
	India	4.4
	Indonesia	2.7
	Philippines	2.5
	Thailand	1.3
	Malaysia	.5
	Vietnam	.1
The Americas
	Brazil	4.1
	Mexico	2.9
	Republic of Colombia	.2
Europe
	Russian Federation	3.9
	Turkey	1.5
	Poland	.3
	Slovenia	.2
Africa/Middle East
	South Africa	3.7

Developing-country bonds		11.2%

Asia
	Philippines	.7
	Indonesia	.6
	Kazakhstan	.3
	Thailand	.1
	China	.1
The Americas
	Mexico	1.8
	Brazil	1.3
	Republic of Colombia	.6
	Peru	.4
	Venezuela	.4
	Argentina	.3
	Panama	.3
	Chile	.3
	Dominican Republic	.1
	Uruguay	.1
Europe
	Russian Federation	1.0
	Turkey	.9
	Hungary	.5
	Croatia	.3
	Poland	.3
Africa/Middle East
	South Africa	.5
	Bahrain	.1
	Qatar	.1
	United Arab Emirates	.1

Short-term securities & other assets less liabilities		6.5%

Total		100.0%
[End Sidebar]

Developed- and developing-country stocks

Many stock markets experienced bouts of severe volatility as the euro zone debt crisis rumbled on. Sharp market declines occurred in the final two months of 2011 as the European banking system appeared to be at risk of collapse due to banks’ exposure to euro zone government debt and a lack of access to funding. This period took a heavy toll on the fund’s six-month return.

Investor sentiment began to improve later in December 2011 as European authorities took steps toward resolving the debt crisis. A new fiscal treaty, a comprehensive bailout fund for indebted nations, a second bailout package for Greece and the provision of large-scale funding to banks by the European Central Bank (ECB) were among the measures that helped buoy markets. Stocks made further gains in February following the ECB’s second round of funding — when it extended about €530 billion worth of loans to banks.

Away from Europe, the U.S. economy appeared to strengthen. Beginning in December, three consecutive months of job growth that exceeded 200,000 alongside other positive data reinforced the sense of a domestic recovery gaining in strength. Many corporations reported solid profits. Against this backdrop, many investors continued to view the U.S. as a relatively safe haven and the U.S. stock market gained 12.9%* during the six-month period. The U.S. dollar strengthened versus the currencies of a number of key developed and developing countries, including the euro, Japanese yen, Korean won, Indian rupee and Brazilian real.

Growth among some larger developing-country economies, including China and India, moderated. Although investors continued to fret about high property prices in China — and the impact of policies designed to curb them — the stock market rose 6.8%. This was in stark contrast to the Indian stock market, where investor confidence proved fragile amid lackluster economic data and political paralysis. Despite a strong rally earlier in 2012, market sentiment soured in March and April as Standard & Poor’s lowered its sovereign credit outlook from stable to negative, sluggish growth continued, and controversial tax proposals spooked investors. The Indian stock market declined 9.7% over the six-month period.

As of April 30, 2012, developing-country equities accounted for 38.9% of the fund’s net assets. Meanwhile, the portion of net assets invested in developed-country equities was 43.4%. Holdings in cash and cash-like securities amounted to 6.5%. The fund’s overall holding in cash mainly arises from individual portfolio counselors’ decisions to actively hold cash, and from their buying and selling stocks and bonds.

*Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends.

Developing-country bonds

Yields (which move inversely to prices) for developing-country bonds generally declined over the six-month period. Meanwhile, the primary bond market had a noteworthy start to the calendar year. New issuance of corporate debt from developing countries totaled $113 billion during the first three months of 2012 — a quarterly record. Russia sold $7 billion worth of global dollar-denominated bonds — the largest developing-country sovereign bond offering in three years.

The fund’s investments in developing-country bonds — including those denominated in local currencies, as well as bonds denominated in the U.S. dollar and other major currencies — produced a six-month total return of 5.8%. Positives included investments in Latin American bonds — especially those issued by the Brazilian government.

We view bonds as an important source of additional investment opportunities and diversification. As of April 30, 2012, the fund was invested in the bonds of 49 issuers from more than 30 countries.

Inside the portfolio

A number of the fund’s larger and long-held investments were notable contributors to the fund’s six-month return. For example, Samsung Electronics gained 39.7% over the period. The Korean firm, which research highlighted as a well-run company with tremendous growth potential, has been in the portfolio since the fund’s inception in June 1999. Over the interim, the company has transformed from a business largely centered on memory microchips to one that now also has thriving divisions focused on logic microchips, smartphones and other consumer electronics. Thanks to its own commercial products — as well as competitors’ historical reliance on it as a supplier of components — Samsung has benefited from the rising popularity of smartphones and mobile computing. Novo Nordisk — another larger holding in which the fund has invested for many years — gained 39.7%. As the largest manufacturer of insulin, demand for the Danish company’s main product has continued to build as the global diabetes epidemic unfolds. It has a consistent track record of earnings growth, a substantial proportion of which has come from developing countries.

Positive longer term outlooks are, in our view, also evident among most of those investments whose returns did not fare so well over the first half of the fiscal year. Two of the fund’s larger health-care holdings are a case in point. The stock price of Russia’s largest domestic drugmaker Pharmstandard was down 1.2%, even though it has continued to grow its sales. And despite greater competition and increased regulatory and political uncertainty, our analysis suggests the firm is well positioned to maintain revenue growth over the longer term. Broadly in line with the Brazilian stock market’s decline, Brazil’s largest independent health insurer Amil Participações was down 3.8%. Over the longer term, however, our research suggests the firm could greatly benefit from rising demand for high-quality private health insurance amid increasing business formation and employment in Brazil. And as regulation encourages industry consolidation, its size gives it the scope to acquire competitors and improve profit margins through increased efficiency.

Looking forward

Market volatility, while uncomfortable, has often provided us with attractively priced opportunities to invest in well-run companies with the financial strength to overcome near-term challenges. Over the longer term, the fund’s diversified investment approach can, in our view, continue to generate returns with the potential for lower volatility than traditional emerging markets funds.

We remain alert to the possibility that further stock market stress could be prompted by problems in the euro zone or elsewhere. Europe is slowly beginning the painful and fitful process of addressing its structural economic woes. Other larger economies face major fiscal challenges too, and are also finding it difficult to achieve the political consensus required to deal with them. On the flipside, the U.S. economy continues to heal and many developing economies such as China and India are, despite recent deceleration, still growing rapidly.

All that said, it’s important to remember that the focus of the fund’s investment professionals is on companies. We are continuing to find attractive investment opportunities in Europe and across the globe. Our thorough research is, for example, identifying compelling growth potential among U.S.-based multinationals whose businesses benefit from growth in developing-country economies, and in Chinese companies.

We’d like to take this opportunity to thank David Barclay who, after 12 years of service as a portfolio counselor focused on bonds, has left the fund. It’s our pleasure to announce that Rob Neithart, who has 24 years of investment experience, has joined the roster of New World Fund portfolio counselors.

As always, we thank you for your ongoing support and for your commitment to long-term investing.

Cordially,

/s/ Robert W. Lovelace

Robert W. Lovelace
President

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

June 12, 2012

For current information about the fund, visit americanfunds.com.

Summary investment portfolio
unaudited
April 30, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)
Consumer discretionary	12.83%
Consumer staples	11.11
Financials	9.68
Industrials	7.50
Health care	7.49
Other securities	0.06
Other industries	33.72
Bonds & notes	11.15
Short-term securities & other assets less liabilities	6.46
[end pie chart]

Country diversification	(percent of net assets)
China	10.7%
Euro zone*	8.6
United States	7.5
United Kingdom	5.8
Brazil	5.4
Russian Federation	4.9
Mexico	4.7
India	4.4
South Africa	4.2
Other countries	37.3
Short-term securities & other assets less liabilities	6.5

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Slovenia and Spain.

			Percent
		Value	of net
Common stocks - 82.33%	Shares	(000)	assets

Consumer discretionary - 12.83%
Golden Eagle Retail Group Ltd.	63,760,000	$167,235	.86%
Hankook Tire Co., Ltd.	3,811,770	161,561	.84
Tata Motors Ltd.	23,668,372	142,167	.74
Kia Motors Corp.	1,682,770	124,184	.64
Naspers Ltd., Class N	2,042,400	123,082	.64
Truworths International Ltd.	10,633,000	113,534	.59
Zhongsheng Group Holdings Ltd.	56,022,500	111,342	.58
Swatch Group Ltd, non-registered shares	151,950	70,078
Swatch Group Ltd	468,022	37,332	.56
Bayerische Motoren Werke AG	1,058,000	100,568	.52
Toyota Motor Corp.	2,258,000	93,471	.48
Honda Motor Co., Ltd.	2,570,000	93,220	.48
Other securities		1,140,409	5.90
		2,478,183	12.83

Consumer staples - 11.11%
Nestlé SA	3,899,900	238,897	1.24
OJSC Magnit (GDR)	3,368,827	98,639
OJSC Magnit (GDR) (1)	3,095,500	90,636	.98
Anheuser-Busch InBev NV	2,579,592	185,925	.96
Shoprite Holdings Ltd.	7,925,000	137,022	.71
Pernod Ricard SA	1,276,973	132,539	.69
Other securities		1,261,000	6.53
		2,144,658	11.11

Financials - 9.68%
Agricultural Bank of China, Class H	374,514,000	178,118	.92
Itaú Unibanco Holding SA, preferred nominative	5,674,999	89,316
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,973,436	30,963	.62
Kasikornbank PCL	19,185,065	101,696	.53
Siam Commercial Bank PCL	19,930,000	100,460	.52
Sberbank of Russia (ADR)	7,647,500	98,853	.51
PT Bank Rakyat Indonesia (Persero) Tbk	134,202,000	97,105	.50
Other securities		1,172,467	6.08
		1,868,978	9.68

Industrials - 7.50%
International Container Terminal Services, Inc.	96,994,000	156,220	.81
Schneider Electric SA (2)	1,813,682	111,420	.57
Cummins Inc.	912,000	105,637	.55
Other securities		1,075,308	5.57
		1,448,585	7.50

Health care - 7.49%
Novo Nordisk A/S, Class B	1,436,600	211,904	1.10
Teva Pharmaceutical Industries Ltd. (ADR)	3,306,000	151,216	.78
JSC Pharmstandard (GDR) (2) (3)	8,210,618	143,686
JSC Pharmstandard (GDR) (1) (2) (3)	392,700	6,872	.78
Baxter International Inc.	2,697,000	149,441	.77
Amil Participações SA, ordinary nominative	14,963,090	145,616	.75
Cochlear Ltd.	1,570,000	107,394	.56
Other securities		530,897	2.75
		1,447,026	7.49

Information technology - 7.39%
Samsung Electronics Co. Ltd.	203,178	249,899
Samsung Electronics Co. Ltd., nonvoting preferred	53,200	38,083	1.49
Mail.ru Group Ltd. (GDR) (2)	3,990,573	172,592	.89
Tencent Holdings Ltd.	4,006,000	125,881	.65
NetEase, Inc. (ADR) (2)	1,795,064	108,278	.56
Google Inc., Class A (2)	160,500	97,139	.50
Kingboard Chemical Holdings Ltd.	33,663,632	94,370	.49
Other securities		541,820	2.81
		1,428,062	7.39

Materials - 6.42%
PT Semen Gresik (Persero) Tbk	80,257,500	106,102	.55
Other securities		1,132,804	5.87
		1,238,906	6.42

Telecommunication services - 6.36%
América Móvil, SAB de CV, Series L (ADR)	14,741,648	392,865
América Móvil, SAB de CV, Series L	16,880,000	22,509	2.15
MTN Group Ltd.	10,406,491	181,921	.94
Turkcell Iletisim Hizmetleri AS (2)	28,870,593	144,332	.75
SOFTBANK CORP.	4,366,200	131,030	.68
Millicom International Cellular SA (SDR)	1,076,800	114,388	.59
Other securities		241,866	1.25
		1,228,911	6.36

Energy - 6.23%
InterOil Corp. (2) (3)	2,484,825	150,183	.78
Royal Dutch Shell PLC, Class B	3,140,000	114,480
Royal Dutch Shell PLC, Class B (ADR)	140,000	10,270	.65
Oil Search Ltd.	14,481,082	110,901	.57
Pacific Rubiales Energy Corp.	3,756,728	107,775	.56
OAO Gazprom (ADR)	8,142,000	93,959	.49
Other securities		614,137	3.18
		1,201,705	6.23

Utilities - 2.41%
ENN Energy Holdings Ltd.	34,936,000	122,928	.64
Other securities		343,014	1.77
		465,942	2.41

Miscellaneous - 4.91%
Other common stocks in initial period of acquisition		948,399	4.91

Total common stocks (cost: $12,579,531,000)		15,899,355	82.33

			Percent
		Value	of net
Rights & warrants - 0.01%		(000)	assets

Information technology - 0.00%
Other securities		9	.00

Miscellaneous - 0.01%
Other rights & warrants in initial period of acquisition		1,421	.01

Total rights & warrants (cost: $1,480,000)		1,430	.01

			Percent
		Value	of net
Convertible securities - 0.05%		(000)	assets

Miscellaneous - 0.05%
Other convertible securities in initial period of acquisition		8,829	.05

Total convertible securities (cost: $8,166,000)		8,829	.05

	Principal		Percent
	amount	Value	of net
Bonds & notes - 11.15%	(000)	(000)	assets

Bonds & notes of governments outside the U.S. - 8.88%
United Mexican States Government:
Global 3.625%-6.375% 2013-2110	$126,230	143,070
3.50%-9.50% 2013-2021 (4)	MXN 1,316,582	110,396	1.31
Brazil (Federal Republic of):
6.00%-10.00% 2015-2045 (4)	BRL 103,552	59,966
Global 4.875%-11.00% 2017-2041 (5)	$97,994	128,432
Global 10.25%-12.50% 2022-2028	BRL 12,845	8,464	1.02
Other securities		1,264,471	6.55
		1,714,799	8.88

Telecommunication services - 0.09%
América Móvil, SAB de CV 8.46% 2036	MXN 28,000	2,119	.01
Other securities		15,229	.08
		17,348	.09

Other - 2.18%
Other securities		421,736	2.18

Total bonds & notes (cost: $1,974,237,000)		2,153,883	11.15

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.12%	(000)	(000)	assets

Freddie Mac 0.08%-0.18% due 6/7/2012-1/14/2013	$427,663	$427,331	2.21
Federal Home Loan Bank 0.07%-0.16% due 5/14-12/20/2012	103,600	103,583	.54
Other securities		650,032	3.37

Total short-term securities (cost: $1,181,055,000)		1,180,946	6.12

Total investment securities (cost: $15,744,469,000)		19,244,443	99.66
Other assets less liabilities		66,046	.34

Net assets		$19,310,489	100.00%

As permitted by U.S. Securities and Exchange Commission ("SEC") regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $67,220,000, which represented .35% of the net assets of the fund.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is shown in the summary investment portfolio under the respective industry sectors. Further details on such holdings and related transactions during the six months ended April 30, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 4/30/2012 (000)
JSC Pharmstandard (GDR) (2)	7,720,618	490,000	-	8,210,618	$-	$143,686
JSC Pharmstandard (GDR) (1) (2)	392,700	-	-	392,700	-	6,872
InterOil Corp. (2)	2,465,375	19,450	-	2,484,825	-	150,183
Heritage Oil Ltd. (2) (6)	15,788,874	-	5,425,000	10,363,874	-	-
REXLot Holdings Ltd. (6)	388,304,500	25,000,000	-	413,304,500	-	-
					$-	$300,741

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $985,074,000, which represented 5.10% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Index-linked bond whose principal amount moves with a government price index.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Unaffiliated issuer at 4/30/2012.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts
BRL = Brazilian reais
MXN = Mexican pesos

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities		unaudited
at April 30, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $15,430,998)	$18,943,702
Affiliated issuers (cost: $313,471)	300,741	$19,244,443
Cash denominated in currencies other than U.S. dollars
(cost: $15,916)		16,109
Cash		1,772
Unrealized appreciation on open forward currency contracts		279
Receivables for:
Sales of investments	$69,037
Sales of fund's shares	23,175
Dividends and interest	80,278	172,490
		19,435,093
Liabilities:
Unrealized depreciation on open forward currency contracts		829
Payables for:
Purchases of investments	70,024
Repurchases of fund's shares	26,275
Investment advisory services	8,803
Services provided by related parties	10,133
Directors' deferred compensation	1,683
Other	6,857	123,775
Net assets at April 30, 2012		$19,310,489

Net assets consist of:
Capital paid in on shares of capital stock		$16,268,906
Undistributed net investment income		17,511
Accumulated net realized loss		(469,494)
Net unrealized appreciation		3,493,566
Net assets at April 30, 2012		$19,310,489

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 500,000 shares, $.01 par value (373,915 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$12,158,037	234,527	$51.84
Class B	270,044	5,289	51.06
Class C	999,330	19,870	50.29
Class F-1	1,921,247	37,321	51.48
Class F-2	1,030,837	19,882	51.85
Class 529-A	658,053	12,783	51.48
Class 529-B	29,384	580	50.65
Class 529-C	151,886	3,013	50.41
Class 529-E	31,437	615	51.14
Class 529-F-1	32,864	638	51.50
Class R-1	41,265	819	50.37
Class R-2	347,856	6,899	50.42
Class R-3	423,011	8,254	51.25
Class R-4	284,431	5,504	51.68
Class R-5	390,043	7,503	51.99
Class R-6	540,764	10,418	51.91

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended April 30, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,077)	$143,084
Interest (net of non-U.S. taxes of $223)	73,272	$216,356

Fees and expenses*:
Investment advisory services	51,751
Distribution services	25,793
Transfer agent services	18,283
Administrative services	1,584
Reports to shareholders	775
Registration statement and prospectus	290
Directors' compensation	448
Auditing and legal	36
Custodian	2,876
State and local taxes	217
Other	463	102,516
Net investment income		113,840

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $179; also includes $29,456 net loss from affiliates)	122,050
Forward currency contracts	492
Currency transactions	(3,198)	119,344
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $6,185)	872,634
Forward currency contracts	(62)
Currency translations	926	873,498
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		992,842
Net increase in net assets resulting
from operations		$1,106,682

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Six months	Year ended
	ended April 30,	October 31,
	2012*	2011
Operations:
Net investment income	$113,840	$260,009
Net realized gain on investments, forward currency contracts and currency transactions	119,344	500,479
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	873,498	(2,409,361)
Net increase (decrease) in net assets resulting from operations	1,106,682	(1,648,873)

Dividends paid to shareholders from net investment income	(271,119)	(288,196)

Net capital share transactions	(171,403)	254,592

Total increase (decrease) in net assets	664,160	(1,682,477)

Net assets:
Beginning of period	18,646,329	20,328,806
End of period (including undistributed
net investment income: $17,511 and $174,790, respectively)	$19,310,489	$18,646,329

*Unaudited.

See Notes to Financial Statements

Notes to financial statements
        unaudited

1.	Organization

New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2012 (dollars in thousands):

	Investment securities
	Level 1(*)	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$2,478,183	$-	$-	$2,478,183
Consumer staples	2,121,197	23,461	-	2,144,658
Financials	1,859,051	9,927	-	1,868,978
Industrials	1,442,034	6,551	-	1,448,585
Health care	1,447,026	-	-	1,447,026
Information technology	1,428,062	-	-	1,428,062
Materials	1,238,906	-	-	1,238,906
Telecommunication services	1,228,911	-	-	1,228,911
Energy	1,201,705	-	-	1,201,705
Utilities	465,942	-	-	465,942
Miscellaneous	921,174	27,225	-	948,399
Rights & warrants	1,374	56	-	1,430
Convertible securities	-	8,829	-	8,829
Bonds & notes:
Bonds & notes of governments outside the U.S.	-	1,714,799	-	1,714,799
Corporate bonds & notes	-	439,084	-	439,084
Short-term securities	-	1,180,946	-	1,180,946
Total	$15,833,565	$3,410,878	$-	$19,244,443

*Securities with a market value of $11,637,477,000, which represented 60.27% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

	Other investments(†)
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$-	$279	$-	$279
Liabilities:
Unrealized depreciation on open forward currency contracts	-	(829)	-	(829)
Total	$-	$(550)	$-	$(550)

(†) Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in emerging and developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state tax authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$240,101
Capital loss carryforward expiring 2017*	(577,538)
*The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2012, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$4,491,285
Gross unrealized depreciation on investment securities	(1,077,585)
Net unrealized appreciation on investment securities	3,413,700
Cost of investment securities	15,830,743

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended April 30, 2012	Year ended October 31, 2011
Class A	$178,719	$193,890
Class B	1,627	2,759
Class C	7,026	9,725
Class F-1	27,912	28,760
Class F-2	17,317	15,043
Class 529-A	9,295	8,281
Class 529-B	167	254
Class 529-C	1,061	1,073
Class 529-E	372	355
Class 529-F-1	503	420
Class R-1	287	363
Class R-2	2,515	2,877
Class R-3	4,934	4,841
Class R-4	4,065	4,055
Class R-5	6,771	9,367
Class R-6	8,548	6,133
Total	$271,119	$288,196

6.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the six months ended April 30, 2012, the investment advisory services fee was $51,751,000, which was equivalent to an annualized rate of 0.564% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2012, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period November 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, R and 529 shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section on the following page; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, R and 529 shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the six months ended April 30, 2012, the total transfer agent services fee paid under these agreements was $18,283,000, of which $16,973,000 was paid by the fund to AFS and $1,310,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, R and 529 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period November 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, R and 529 shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, R and 529 shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the six months ended April 30, 2012, total fees paid to CRMC for performing administrative services were $1,584,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described on the previous page for the six months ended April 30, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$13,043	$12,996	$395	Not applicable
Class B	1,390	321	Not applicable	Not applicable
Class C	4,842	1,070	128	Not applicable
Class F-1	2,253	1,391	184	Not applicable
Class F-2	Not applicable	491	225	Not applicable
Class 529-A	601	523	124	$305
Class 529-B	149	29	6	15
Class 529-C	707	132	29	71
Class 529-E	75	18	7	15
Class 529-F-1	-	25	6	15
Class R-1	199	34	11	Not applicable
Class R-2	1,218	679	84	Not applicable
Class R-3	988	356	108	Not applicable
Class R-4	328	119	71	Not applicable
Class R-5	Not applicable	94	93	Not applicable
Class R-6	Not applicable	5	113	Not applicable
Total class-specific expenses	$25,793	$18,283	$1,584	$421

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $448,000, shown on the accompanying financial statements, includes $224,000 in current fees (either paid in cash or deferred) and a net increase of $224,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended April 30, 2012
Class A	$672,477	13,535	$174,472	3,778	$(1,157,098)	(23,554)	$(310,149)	(6,241)
Class B	5,021	102	1,608	35	(53,518)	(1,105)	(46,889)	(968)
Class C	68,122	1,413	6,898	153	(129,859)	(2,718)	(54,839)	(1,152)
Class F-1	250,271	5,085	27,706	604	(253,652)	(5,212)	24,325	477
Class F-2	162,980	3,284	15,800	342	(115,033)	(2,316)	63,747	1,310
Class 529-A	59,241	1,209	9,290	203	(41,514)	(855)	27,017	557
Class 529-B	479	10	167	4	(5,239)	(110)	(4,593)	(96)
Class 529-C	15,680	327	1,060	24	(14,020)	(296)	2,720	55
Class 529-E	3,004	63	372	8	(3,273)	(68)	103	3
Class 529-F-1	5,481	113	495	11	(2,742)	(57)	3,234	67
Class R-1	5,886	122	286	6	(7,597)	(158)	(1,425)	(30)
Class R-2	57,604	1,194	2,510	56	(61,236)	(1,277)	(1,122)	(27)
Class R-3	74,719	1,521	4,926	108	(70,515)	(1,447)	9,130	182
Class R-4	53,419	1,080	4,063	88	(43,664)	(885)	13,818	283
Class R-5	39,849	801	6,759	146	(35,866)	(724)	10,742	223
Class R-6	108,990	2,176	8,544	185	(24,756)	(499)	92,778	1,862
Total net increase
(decrease)	$1,583,223	32,035	$264,956	5,751	$(2,019,582)	(41,281)	$(171,403)	(3,495)

Year ended October 31, 2011
Class A	$2,460,713	45,785	$187,694	3,477	$(2,789,952)	(52,825)	$(141,545)	(3,563)
Class B	32,391	612	2,705	51	(115,337)	(2,216)	(80,241)	(1,553)
Class C	260,977	5,001	9,443	180	(282,318)	(5,527)	(11,898)	(346)
Class F-1	752,414	14,220	27,572	514	(657,541)	(12,623)	122,445	2,111
Class F-2	396,921	7,379	12,962	240	(218,066)	(4,201)	191,817	3,418
Class 529-A	163,909	3,080	8,280	155	(65,149)	(1,242)	107,040	1,993
Class 529-B	3,537	67	254	4	(9,705)	(187)	(5,914)	(116)
Class 529-C	46,164	884	1,072	20	(19,130)	(373)	28,106	531
Class 529-E	7,749	146	355	7	(3,740)	(72)	4,364	81
Class 529-F-1	11,552	217	420	8	(6,639)	(127)	5,333	98
Class R-1	17,859	345	362	7	(17,595)	(341)	626	11
Class R-2	135,267	2,612	2,873	55	(134,874)	(2,621)	3,266	46
Class R-3	187,026	3,551	4,834	90	(155,499)	(2,962)	36,361	679
Class R-4	115,868	2,181	4,052	75	(102,384)	(1,960)	17,536	296
Class R-5	159,717	3,050	9,357	173	(327,580)	(6,059)	(158,506)	(2,836)
Class R-6	171,193	3,262	6,132	113	(41,523)	(786)	135,802	2,589
Total net increase
(decrease)	$4,923,257	92,392	$278,367	5,169	$(4,947,032)	(94,122)	$254,592	3,439

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,362,378,000 and $2,524,852,000, respectively, during the six months ended April 30, 2012.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

As of April 30, 2012, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

				(amounts in thousands)
			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive	Deliver	(depreciation) at 4/30/2012

Sales:
Brazilian reais	5/25/2012	JPMorgan Chase	$24,670	BRL46,750	$279
Hungarian forints	6/1/2012	Barclays Bank PLC	$7,963	HUF1,800,000	(303)
Mexican pesos	5/25/2012	JPMorgan Chase	$15,113	MXN199,925	(196)
New Turkish liras	5/25/2012	HSBC Bank	$13,916	TRY25,000	(234)
Polish zloty	6/1/2012	Barclays Bank PLC	$7,195	PLN23,000	(73)
South African rand	6/1/2012	HSBC Bank	$11,498	ZAR90,000	(23)
					$(550)

Financial highlights

			Income (loss) from investment operations(1)			Dividends and distributions
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2)(3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(3)

Class A:	Six months ended 4/30/2012(4)(5)	$49.61	$.32	$2.67	$2.99	$(.76)	$-	$(.76)	$51.84	6.20%	$12,158	1.07	%(6)	1.07	%(6)
	Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)	(.78)	-	(.78)	49.61	(7.80)	11,945	1.02		1.02
	Year ended 10/31/2010	44.76	.77	9.62	10.39	(.57)	-	(.57)	54.58	23.43	13,335	1.04		1.04
	Year ended 10/31/2009	32.48	.76	12.03	12.79	(.51)	-	(.51)	44.76	40.04	10,369	1.18		1.17
	Year ended 10/31/2008	65.91	1.13	(29.59)	(28.46)	(1.18)	(3.79)	(4.97)	32.48	(46.63)	7,371	1.01		.95
	Year ended 10/31/2007	47.54	1.02	20.49	21.51	(.91)	(2.23)	(3.14)	65.91	47.79	13,752	1.02		.96

Class B:	Six months ended 4/30/2012(4)(5)	48.55	.12	2.66	2.78	(.27)	-	(.27)	51.06	5.80	270	1.84	(6)	1.84	(6)
	Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)	(.36)	-	(.36)	48.55	(8.51)	304	1.80		1.80
	Year ended 10/31/2010	43.87	.38	9.43	9.81	(.26)	-	(.26)	53.42	22.48	417	1.82		1.82
	Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	-	(.11)	43.87	38.94	399	1.96		1.95
	Year ended 10/31/2008	64.48	.70	(28.92)	(28.22)	(.79)	(3.79)	(4.58)	31.68	(47.04)	308	1.79		1.73
	Year ended 10/31/2007	46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588	1.79		1.73

Class C:	Six months ended 4/30/2012(4)(5)	47.91	.12	2.60	2.72	(.34)	-	(.34)	50.29	5.77	999	1.86	(6)	1.86	(6)
	Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)	(.44)	-	(.44)	47.91	(8.51)	1,007	1.79		1.79
	Year ended 10/31/2010	43.43	.39	9.31	9.70	(.33)	-	(.33)	52.80	22.51	1,128	1.82		1.82
	Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	-	(.10)	43.43	39.03	835	1.90		1.89
	Year ended 10/31/2008	63.83	.67	(28.59)	(27.92)	(.80)	(3.79)	(4.59)	31.32	(47.06)	551	1.81		1.76
	Year ended 10/31/2007	46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033	1.83		1.78

Class F-1:	Six months ended 4/30/2012(4)(5)	49.28	.32	2.65	2.97	(.77)	-	(.77)	51.48	6.21	1,921	1.04	(6)	1.04	(6)
	Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)	(.80)	-	(.80)	49.28	(7.78)	1,816	1.02		1.02
	Year ended 10/31/2010	44.51	.77	9.55	10.32	(.60)	-	(.60)	54.23	23.43	1,884	1.04		1.04
	Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	-	(.50)	44.51	40.14	1,115	1.11		1.11
	Year ended 10/31/2008	65.54	1.11	(29.39)	(28.28)	(1.19)	(3.79)	(4.98)	32.28	(46.64)	686	1.02		.96
	Year ended 10/31/2007	47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289	1.02		.96

Class F-2:	Six months ended 4/30/2012(4)(5)	49.71	.39	2.66	3.05	(.91)	-	(.91)	51.85	6.37	1,031	.77	(6)	.77	(6)
	Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)	(.92)	-	(.92)	49.71	(7.54)	923	.76		.76
	Year ended 10/31/2010	44.86	.91	9.63	10.54	(.72)	-	(.72)	54.68	23.77	829	.76		.76
	Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	-	(.56)	44.86	40.51	402	.83		.82
	Period from 8/1/2008 to 10/31/2008(4)	52.88	.19	(20.57)	(20.38)	-	-	-	32.50	(38.52)	47	.20		.19

Class 529-A:	Six months ended 4/30/2012(4)(5)	49.29	.30	2.65	2.95	(.76)	-	(.76)	51.48	6.17	658	1.12	(6)	1.12	(6)
	Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)	(.77)	-	(.77)	49.29	(7.81)	602	1.06		1.06
	Year ended 10/31/2010	44.51	.75	9.55	10.30	(.57)	-	(.57)	54.24	23.37	555	1.08		1.08
	Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	-	(.52)	44.51	40.06	374	1.18		1.17
	Year ended 10/31/2008	65.60	1.10	(29.43)	(28.33)	(1.17)	(3.79)	(4.96)	32.31	(46.66)	234	1.05		.99
	Year ended 10/31/2007	47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355	1.07		1.01

Class 529-B:	Six months ended 4/30/2012(4)(5)	48.17	.09	2.65	2.74	(.26)	-	(.26)	50.65	5.75	29	1.94	(6)	1.94	(6)
	Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)	(.33)	-	(.33)	48.17	(8.58)	33	1.88		1.88
	Year ended 10/31/2010	43.57	.34	9.37	9.71	(.26)	-	(.26)	53.02	22.38	42	1.90		1.90
	Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	-	(.14)	43.57	38.91	37	2.01		2.00
	Year ended 10/31/2008	64.17	.64	(28.75)	(28.11)	(.76)	(3.79)	(4.55)	31.51	(47.10)	26	1.88		1.82
	Year ended 10/31/2007	46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42	1.90		1.84

Class 529-C:	Six months ended 4/30/2012(4)(5)	48.05	.10	2.62	2.72	(.36)	-	(.36)	50.41	5.75	152	1.93	(6)	1.93	(6)
	Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)	(.42)	-	(.42)	48.05	(8.58)	142	1.88		1.88
	Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	-	(.30)	52.98	22.39	129	1.89		1.89
	Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	-	(.13)	43.57	38.89	87	2.00		2.00
	Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)	(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87		1.82
	Year ended 10/31/2007	46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86	1.90		1.84

Class 529-E:	Six months ended 4/30/2012(4)(5)	$48.87	$.24	$2.64	$2.88	$(.61)	$-	$(.61)	$51.14	6.04%	$32	1.38	%(6)	1.38	%(6)
	Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)	(.64)	-	(.64)	48.87	(8.10)	30	1.35		1.35
	Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	-	(.47)	53.81	23.01	29	1.38		1.38
	Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	-	(.37)	44.19	39.61	19	1.49		1.48
	Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)	(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36		1.31
	Year ended 10/31/2007	47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19	1.39		1.33

Class 529-F-1:	Six months ended 4/30/2012(4)(5)	49.36	.35	2.65	3.00	(.86)	-	(.86)	51.50	6.29	33	.93	(6)	.93	(6)
	Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)	(.86)	-	(.86)	49.36	(7.65)	28	.87		.87
	Year ended 10/31/2010	44.55	.85	9.56	10.41	(.65)	-	(.65)	54.31	23.63	26	.88		.88
	Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	-	(.59)	44.55	40.31	15	.99		.98
	Year ended 10/31/2008	65.66	1.20	(29.46)	(28.26)	(1.25)	(3.79)	(5.04)	32.36	(46.55)	9	.86		.81
	Year ended 10/31/2007	47.36	1.09	20.40	21.49	(.96)	(2.23)	(3.19)	65.66	47.98	15	.89		.83

Class R-1:	Six months ended 4/30/2012(4)(5)	47.98	.12	2.62	2.74	(.35)	-	(.35)	50.37	5.79	41	1.84	(6)	1.84	(6)
	Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)	(.42)	-	(.42)	47.98	(8.53)	41	1.82		1.82
	Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	-	(.35)	52.87	22.44	44	1.85		1.85
	Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	-	(.14)	43.51	38.94	32	1.96		1.96
	Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)	(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79		1.74
	Year ended 10/31/2007	46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25	1.86		1.79

Class R-2:	Six months ended 4/30/2012(4)(5)	48.04	.13	2.62	2.75	(.37)	-	(.37)	50.42	5.81	348	1.82	(6)	1.82	(6)
	Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)	(.41)	-	(.41)	48.04	(8.49)	333	1.80		1.80
	Year ended 10/31/2010	43.50	.37	9.33	9.70	(.29)	-	(.29)	52.91	22.45	364	1.84		1.84
	Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	-	(.15)	43.50	38.80	280	2.03		2.02
	Year ended 10/31/2008	64.18	.65	(28.74)	(28.09)	(.82)	(3.79)	(4.61)	31.48	(47.09)	157	1.87		1.81
	Year ended 10/31/2007	46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245	1.90		1.76

Class R-3:	Six months ended 4/30/2012(4)(5)	48.97	.25	2.64	2.89	(.61)	-	(.61)	51.25	6.06	423	1.35	(6)	1.35	(6)
	Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)	(.63)	-	(.63)	48.97	(8.09)	395	1.35		1.35
	Year ended 10/31/2010	44.29	.61	9.50	10.11	(.49)	-	(.49)	53.91	23.01	398	1.38		1.38
	Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	-	(.37)	44.29	39.66	279	1.47		1.46
	Year ended 10/31/2008	65.24	.92	(29.25)	(28.33)	(1.03)	(3.79)	(4.82)	32.09	(46.82)	149	1.37		1.31
	Year ended 10/31/2007	47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238	1.39		1.33

Class R-4:	Six months ended 4/30/2012(4)(5)	49.46	.33	2.67	3.00	(.78)	-	(.78)	51.68	6.24	284	1.01	(6)	1.01	(6)
	Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)	(.79)	-	(.79)	49.46	(7.80)	258	1.01		1.01
	Year ended 10/31/2010	44.68	.78	9.59	10.37	(.62)	-	(.62)	54.43	23.46	268	1.03		1.03
	Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	-	(.53)	44.68	40.13	170	1.11		1.10
	Year ended 10/31/2008	65.83	1.11	(29.54)	(28.43)	(1.18)	(3.79)	(4.97)	32.43	(46.64)	78	1.04		.98
	Year ended 10/31/2007	47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107	1.06		1.00

Class R-5:	Six months ended 4/30/2012(4)(5)	49.85	.41	2.67	3.08	(.94)	-	(.94)	51.99	6.40	390	.72	(6)	.72	(6)
	Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)	(.92)	-	(.92)	49.85	(7.50)	363	.71		.71
	Year ended 10/31/2010	44.94	.91	9.66	10.57	(.70)	-	(.70)	54.81	23.79	554	.74		.74
	Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	-	(.66)	44.94	40.56	450	.80		.80
	Year ended 10/31/2008	66.19	1.27	(29.70)	(28.43)	(1.32)	(3.79)	(5.11)	32.65	(46.48)	495	.73		.68
	Year ended 10/31/2007	47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728	.76		.70

Class R-6:	Six months ended 4/30/2012(4)(5)	49.80	.43	2.65	3.08	(.97)	-	(.97)	51.91	6.42	541	.67	(6)	.67	(6)
	Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)	(.95)	-	(.95)	49.80	(7.46)	426	.66		.66
	Year ended 10/31/2010	44.85	.94	9.65	10.59	(.68)	-	(.68)	54.76	23.89	327	.68		.68
	Six months ended 10/31/2009(4)	34.02	.40	10.43	10.83	-	-	-	44.85	31.83	232	.75	(6)	.75	(6)

	Six months ended April 30,	Year ended October 31
	2012(4)(5)	2011	2010	2009	2008	2007

Portfolio turnover rate for all share classes	14%	25%	20%	36%	35%	31%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the period shown and, accordingly, is not representative of a full year.
(5)Unaudited.
(6)Annualized.

See Notes to Financial Statements

Expense example
                                                                                                                                       unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2011, through April 30, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/2011	Ending account value 4/30/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,062.05	$5.49	1.07%
Class A -- assumed 5% return	1,000.00	1,019.54	5.37	1.07
Class B -- actual return	1,000.00	1,058.01	9.42	1.84
Class B -- assumed 5% return	1,000.00	1,015.71	9.22	1.84
Class C -- actual return	1,000.00	1,057.70	9.52	1.86
Class C -- assumed 5% return	1,000.00	1,015.61	9.32	1.86
Class F-1 -- actual return	1,000.00	1,062.14	5.33	1.04
Class F-1 -- assumed 5% return	1,000.00	1,019.69	5.22	1.04
Class F-2 -- actual return	1,000.00	1,063.70	3.95	.77
Class F-2 -- assumed 5% return	1,000.00	1,021.03	3.87	.77
Class 529-A -- actual return	1,000.00	1,061.67	5.74	1.12
Class 529-A -- assumed 5% return	1,000.00	1,019.29	5.62	1.12
Class 529-B -- actual return	1,000.00	1,057.52	9.92	1.94
Class 529-B -- assumed 5% return	1,000.00	1,015.22	9.72	1.94
Class 529-C -- actual return	1,000.00	1,057.50	9.87	1.93
Class 529-C -- assumed 5% return	1,000.00	1,015.27	9.67	1.93
Class 529-E -- actual return	1,000.00	1,060.39	7.07	1.38
Class 529-E -- assumed 5% return	1,000.00	1,018.00	6.92	1.38
Class 529-F-1 -- actual return	1,000.00	1,062.86	4.77	.93
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.24	4.67	.93
Class R-1 -- actual return	1,000.00	1,057.87	9.41	1.84
Class R-1 -- assumed 5% return	1,000.00	1,015.71	9.22	1.84
Class R-2 -- actual return	1,000.00	1,058.06	9.31	1.82
Class R-2 -- assumed 5% return	1,000.00	1,015.81	9.12	1.82
Class R-3 -- actual return	1,000.00	1,060.62	6.92	1.35
Class R-3 -- assumed 5% return	1,000.00	1,018.15	6.77	1.35
Class R-4 -- actual return	1,000.00	1,062.44	5.18	1.01
Class R-4 -- assumed 5% return	1,000.00	1,019.84	5.07	1.01
Class R-5 -- actual return	1,000.00	1,064.03	3.69	.72
Class R-5 -- assumed 5% return	1,000.00	1,021.28	3.62	.72
Class R-6 -- actual return	1,000.00	1,064.16	3.44	.67
Class R-6 -- assumed 5% return	1,000.00	1,021.53	3.37	.67

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term capital appreciation. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited
Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2012 (the most recent calendar quarter-end):

			10 years/
	1 year	5 years	Life of class1

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–9.87%	2.37%	10.89%
Not reflecting CDSC	–5.16	2.73	10.89

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–6.10	2.74	10.70
Not reflecting CDSC	–5.15	2.74	10.70

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–4.40	3.55	11.57

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–4.13	—	1.36

Class 529-A shares4
Reflecting 5.75% maximum sales charge	–9.93	2.29	10.88
Not reflecting maximum sales charge	–4.44	3.51	11.54

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–9.94	2.29	10.78
Not reflecting CDSC	–5.23	2.65	10.78

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–6.16	2.66	10.61
Not reflecting CDSC	–5.22	2.66	10.61

Class 529-E shares3,4	–4.72	3.19	11.19

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–4.25	3.70	14.13

1Applicable to Class F-2 and 529-F-1 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2012, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities FundSM

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGESR-936-0612P

Litho in USA KBDA/RRD/8093-S28731

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio

April 30, 2012
unaudited

Common stocks — 82.33%	Shares	Value (000)

CONSUMER DISCRETIONARY — 12.83%
Golden Eagle Retail Group Ltd.	63,760,000	$167,235
Hankook Tire Co., Ltd.	3,811,770	161,561
Tata Motors Ltd.	23,668,372	142,167
Kia Motors Corp.	1,682,770	124,184
Naspers Ltd., Class N	2,042,400	123,082
Truworths International Ltd.	10,633,000	113,534
Zhongsheng Group Holdings Ltd.	56,022,500	111,342
Swatch Group Ltd, non-registered shares	151,950	70,078
Swatch Group Ltd	468,022	37,332
Bayerische Motoren Werke AG	1,058,000	100,568
Toyota Motor Corp.	2,258,000	93,471
Honda Motor Co., Ltd.	2,570,000	93,220
Melco Crown Entertainment Ltd. (ADR)1	5,322,000	82,597
Li & Fung Ltd.	34,939,800	74,755
Hero MotoCorp Ltd.	1,741,394	74,052
Hyundai Mobis Co., Ltd.	270,000	73,465
Wynn Macau, Ltd.	21,950,400	70,446
Hyundai Motor Co.	287,000	68,187
Modern Times Group MTG AB, Class B	1,211,400	58,900
Parkson Holdings Bhd.	33,115,110	57,016
Ctrip.com International, Ltd. (ADR)1	2,366,000	51,271
McDonald’s Corp.	500,000	48,725
Dongfeng Motor Group Co., Ltd., Class H	21,435,000	42,270
Nissan Motor Co., Ltd.	4,030,000	42,198
REXLot Holdings Ltd.	413,304,500	37,289
Shangri-La Asia Ltd.	16,870,000	35,833
Mr Price Group Ltd.	2,470,000	33,428
Arcos Dorados Holdings Inc., Class A	1,806,000	32,273
Techtronic Industries Co. Ltd.	23,902,000	28,866
WPP PLC	1,890,000	25,566
PT Astra International Tbk	3,282,000	25,355
Nikon Corp.	840,000	25,177
Intercontinental Hotels Group PLC	830,000	19,761
Sands China Ltd.	4,610,000	18,122
Desarrolladora Homex, SA de CV (ADR)1	1,060,000	17,819
Inchcape PLC	2,960,000	17,577
Daimler AG	310,000	17,138
LG Electronics Inc., nonvoting preferred	858,000	15,412
General Motors Co.1	548,000	12,604
Maruti Suzuki India Ltd.	466,000	12,131
GOME Electrical Appliances Holding Ltd.	62,774,000	11,327
Gourmet Master Co., Ltd.	828,450	6,524
Sotheby’s Holdings, Inc.	110,000	4,325
		2,478,183

CONSUMER STAPLES — 11.11%
Nestlé SA	3,899,900	238,897
OJSC Magnit (GDR)	3,368,827	98,639
OJSC Magnit (GDR)2	3,095,500	90,636
Anheuser-Busch InBev NV	2,579,592	185,925
Shoprite Holdings Ltd.	7,925,000	137,022
Pernod Ricard SA	1,276,973	132,539
SABMiller PLC	1,993,700	83,753
United Spirits Ltd.	5,209,930	77,254
China Resources Enterprise, Ltd.	21,228,000	77,157
British American Tobacco PLC	1,349,478	69,184
Wal-Mart de México, SAB de CV, Series V (ADR)	1,890,000	53,960
Wal-Mart de México, SAB de CV, Series V	3,874,000	11,078
Coca-Cola Co.	805,000	61,438
Wilmar International Ltd.	15,407,000	60,632
M. Dias Branco SA, ordinary nominative	1,855,000	54,390
Coca-Cola Icecek AS, Class C	3,853,750	54,199
Danone SA	754,765	53,101
United Breweries Ltd.	5,131,864	52,224
Wumart Stores, Inc., Class H	22,535,000	52,107
PepsiCo, Inc.	778,700	51,394
Grupo Nutresa SA	3,864,997	47,414
Grupo Modelo, SAB de CV, Series C	6,510,000	45,974
L’Oréal SA, bonus shares3	195,000	23,461
L’Oréal SA	130,000	15,641
Henkel AG & Co. KGaA, nonvoting preferred	470,000	34,964
Procter & Gamble Co.	513,000	32,647
Unilever NV, depository receipts	950,000	32,532
China Yurun Food Group Ltd.	24,584,000	31,464
Kraft Foods Inc., Class A	685,000	27,311
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	650,000	27,287
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	24,468
Tingyi (Cayman Islands) Holding Corp.	8,659,000	23,102
Japan Tobacco Inc.	3,915	21,747
Avon Products, Inc.	880,000	19,008
ITC Ltd.	3,676,330	17,126
CP ALL PCL1	5,000,000	12,439
Olam International Ltd.	4,000,000	7,338
Olam International Ltd.2	236,786	434
Adecoagro SA1	535,000	4,772
		2,144,658

FINANCIALS — 9.68%
Agricultural Bank of China, Class H	374,514,000	178,118
Kasikornbank PCL	19,185,065	101,696
Kasikornbank PCL, nonvoting depository receipt	5,344,935	28,419
Itaú Unibanco Holding SA, preferred nominative	5,674,999	89,316
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,973,436	30,963
Siam Commercial Bank PCL	19,930,000	100,460
Sberbank of Russia (ADR)	7,647,500	98,853
PT Bank Rakyat Indonesia (Persero) Tbk	134,202,000	97,105
Bank of the Philippine Islands	50,635,809	88,391
Itaúsa – Investimentos Itaú SA, preferred nominative	16,225,030	77,118
Prudential PLC	6,273,431	76,817
Banco Bilbao Vizcaya Argentaria, SA	9,544,811	64,512
Housing Development Finance Corp. Ltd.	5,001,090	63,923
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,925,000	57,927
Kotak Mahindra Bank Ltd.	4,904,301	54,236
HDFC Bank Ltd.	4,700,000	48,382
Banco Santander (Brasil) SA, units	4,845,565	39,504
Banco Santander (Brasil) SA, units (ADR)	1,090,565	8,801
AIA Group Ltd.	12,346,000	43,919
Industrial and Commercial Bank of China Ltd., Class H	64,690,595	43,190
Banco Bradesco SA, preferred nominative	2,460,099	39,531
China Construction Bank Corp., Class H	47,834,350	37,238
China Life Insurance Co. Ltd., Class H1	13,025,000	35,254
Bank of China Ltd., Class H	77,099,000	32,296
ACE Ltd.	425,000	32,287
Türkiye Garanti Bankasi AS1	8,559,582	31,485
Chongqing Rural Commercial Bank Co., Ltd., Class H1	68,012,000	31,470
OJSC NOMOS Bank (GDR)1,2	1,997,000	26,840
Banco Santander, SA	3,566,963	22,286
Banco Santander, SA1,3	148,623	929
SM Prime Holdings, Inc.	54,837,352	21,691
BR MALLS Participações SA, ordinary nominative	1,694,600	21,052
Citigroup Inc.	570,000	18,833
Türkiye Is Bankasi AS, Class C	8,077,433	18,489
Ayala Land, Inc.	30,910,900	15,704
ICICI Bank Ltd.	920,728	15,416
Longfor Properties Co. Ltd.1	9,179,500	14,600
Bank Pekao SA	280,000	13,204
IndusInd Bank Ltd.	2,003,000	12,607
BM&F BOVESPA SA, ordinary nominative	1,812,000	10,190
Bao Viet Holdings	2,931,430	9,764
Commercial Bank of Qatar QSC (GDR)2,3	1,875,000	7,416
Commercial Bank of Qatar QSC (GDR)3	400,000	1,582
CapitaMalls Asia Ltd.	3,478,000	4,328
C C Land Holdings Ltd.	13,336,000	2,836
		1,868,978

INDUSTRIALS — 7.50%
International Container Terminal Services, Inc.	96,994,000	156,220
Schneider Electric SA1	1,813,682	111,420
Cummins Inc.	912,000	105,637
Intertek Group PLC	1,940,500	79,203
Legrand SA	2,167,830	73,174
Beijing Enterprises Holdings Ltd.	11,805,000	66,034
Bureau Veritas SA	707,716	63,056
JG Summit Holdings, Inc.	79,404,300	62,628
Jardine Matheson Holdings Ltd.	1,195,000	59,332
Aggreko PLC	1,593,032	58,196
Atlas Copco AB, Class A	1,464,500	34,862
Atlas Copco AB, Class B	723,000	15,178
United Technologies Corp.	607,000	49,555
Johnson Electric Holdings Ltd.	73,912,000	46,489
SGS SA	23,101	44,616
AirAsia Bhd.	35,288,000	38,833
Siemens AG	391,700	36,279
CCR SA, ordinary nominative	4,520,700	35,100
Shanghai Industrial Holdings Ltd.	10,256,000	34,303
Container Corp. of India Ltd.	1,969,253	33,403
Cebu Air, Inc.1	20,046,500	33,237
Komatsu Ltd.	1,038,500	30,112
KONE Oyj, Class B	452,900	28,027
Hutchison Port Holdings Trust2	26,698,000	20,157
Hutchison Port Holdings Trust	1,400,000	1,057
Koc Holding AS, Class B	5,383,000	19,984
Prysmian SpA	1,176,622	19,157
KBR, Inc.	562,601	19,050
Nabtesco Corp.	840,000	18,117
Kubota Corp.	1,193,000	11,595
China Railway Construction Corp. Ltd., Class H	14,057,500	11,215
Kühne + Nagel International AG	88,000	10,694
Makita Corp.	242,400	9,381
ASSA ABLOY AB, Class B	231,000	6,733
PT Bakrie & Brothers Tbk1,3	1,337,866,600	6,551
		1,448,585

HEALTH CARE — 7.49%
Novo Nordisk A/S, Class B	1,436,600	211,904
Teva Pharmaceutical Industries Ltd. (ADR)	3,306,000	151,216
JSC Pharmstandard (GDR)1,4	8,210,618	143,686
JSC Pharmstandard (GDR)1,2,4	392,700	6,872
Baxter International Inc.	2,697,000	149,441
Amil Participações SA, ordinary nominative	14,963,090	145,616
Cochlear Ltd.	1,570,000	107,394
Hikma Pharmaceuticals PLC	8,053,080	82,076
Novartis AG	1,255,000	69,204
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	58,360,000	67,472
Grifols, SA, Class A1	2,200,100	55,406
Grifols, SA, Class B1	230,496	4,302
Bayer AG	840,500	59,200
Krka, dd, Novo mesto	755,000	47,471
Life Healthcare Group Holdings Ltd.	12,125,000	41,928
Waters Corp.1	455,000	38,270
PT Kalbe Farma Tbk	69,280,000	30,341
Sinopharm Group Co. Ltd., Class H1	9,406,600	24,672
Richter Gedeon Nyrt	61,000	10,555
		1,447,026

INFORMATION TECHNOLOGY — 7.39%
Samsung Electronics Co. Ltd.	203,178	249,899
Samsung Electronics Co. Ltd., nonvoting preferred	53,200	38,083
Mail.ru Group Ltd. (GDR)1	3,990,573	172,592
Tencent Holdings Ltd.	4,006,000	125,881
NetEase, Inc. (ADR)1	1,795,064	108,278
Google Inc., Class A1	160,500	97,139
Kingboard Chemical Holdings Ltd.	33,663,632	94,370
Baidu, Inc., Class A (ADR)1	483,500	64,161
Taiwan Semiconductor Manufacturing Co. Ltd.	20,250,000	60,178
HTC Corp.	3,807,300	57,745
Oracle Corp.	1,550,000	45,555
Avago Technologies Ltd.	1,309,000	45,134
Infosys Ltd.	718,500	33,568
Cielo SA, ordinary nominative	1,056,061	31,690
HOYA Corp.	1,235,000	28,462
AAC Technologies Holdings Inc.	8,830,000	26,062
Yahoo! Inc.1	1,550,000	24,087
LG Display Co., Ltd.1	1,075,000	23,685
Spectris PLC	647,000	19,803
Halma PLC	2,225,000	14,628
TDK Corp.	235,000	12,421
KLA-Tencor Corp.	226,000	11,786
Corning Inc.	640,000	9,184
Kingboard Laminates Holdings Ltd.	17,902,606	8,353
Murata Manufacturing Co., Ltd.	139,800	8,046
Digital China Holdings Ltd.	2,600,000	4,933
Applied Materials, Inc.	381,300	4,572
MediaTek Inc.	522,523	4,526
Nokia Corp.	608,200	2,185
Nokia Corp. (ADR)	289,300	1,056
		1,428,062

MATERIALS — 6.42%
PT Semen Gresik (Persero) Tbk	80,257,500	106,102
Linde AG	535,092	91,583
Holcim Ltd	1,439,767	89,624
PT Indocement Tunggal Prakarsa Tbk	38,782,100	76,167
Celanese Corp., Series A	1,196,000	57,958
Givaudan SA	55,362	53,737
Ambuja Cements Ltd.	18,058,672	51,640
Orica Ltd.	1,752,252	49,058
Yara International ASA	955,000	46,841
K+S AG	895,000	44,729
Nitto Denko Corp.	1,065,000	44,153
African Minerals Ltd.1	5,088,002	42,938
Aquarius Platinum Ltd.	16,870,000	38,319
Northam Platinum Ltd.	8,880,000	38,109
ArcelorMittal	2,060,000	35,626
Potash Corp. of Saskatchewan Inc.	765,000	32,497
Impala Platinum Holdings Ltd.	1,479,083	28,789
Israel Chemicals Ltd.	2,285,000	26,214
Akzo Nobel NV	480,000	25,723
Petropavlovsk PLC	3,276,440	25,353
Sinofert Holdings Ltd.	113,010,000	24,616
Vale SA, Class A, preferred nominative	1,032,000	22,441
BHP Billiton PLC	700,000	22,431
Vedanta Resources PLC	1,098,918	21,704
Sigma-Aldrich Corp.	295,000	20,916
Fibria Celulose SA, ordinary nominative (ADR)1	2,566,500	20,378
Wacker Chemie AG	228,000	18,377
Vicat S.A.	311,654	17,921
Anhui Conch Cement Co. Ltd., Class H1	4,460,000	14,946
Duratex SA, ordinary nominative	1,970,400	11,578
ACC Ltd.	490,000	11,503
Sika AG, non-registered shares	4,850	10,275
First Quantum Minerals Ltd.	486,000	10,095
Formosa Chemicals & Fibre Corp.	2,264,000	6,565
Sino-Forest Corp.1,3	387,000	—
		1,238,906

TELECOMMUNICATION SERVICES — 6.36%
América Móvil, SAB de CV, Series L (ADR)	14,741,648	392,865
América Móvil, SAB de CV, Series L	16,880,000	22,509
MTN Group Ltd.	10,406,491	181,921
Turkcell Iletisim Hizmetleri AS1	28,870,593	144,332
SOFTBANK CORP.	4,366,200	131,030
Millicom International Cellular SA (SDR)	1,076,800	114,388
PT XL Axiata Tbk	134,598,165	79,085
China Communications Services Corp. Ltd., Class H	95,767,200	49,249
China Telecom Corp. Ltd., Class H1	61,182,000	32,962
Telekomunikacja Polska SA	5,000,200	26,164
Philippine Long Distance Telephone Co.	382,700	23,459
Hellenic Telecommunications Organization SA	4,961,256	16,221
OJSC Mobile TeleSystems (ADR)	510,000	9,976
PT Indosat Tbk	9,000,000	4,750
		1,228,911

ENERGY — 6.23%
InterOil Corp.1,4	2,484,825	150,183
Royal Dutch Shell PLC, Class B	3,140,000	114,480
Royal Dutch Shell PLC, Class B (ADR)	140,000	10,270
Oil Search Ltd.	14,481,082	110,901
Pacific Rubiales Energy Corp.	3,756,728	107,775
OAO Gazprom (ADR)	8,142,000	93,959
Cobalt International Energy, Inc.1	2,830,000	75,731
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	2,756,900	64,897
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	200,000	4,432
Gulf Keystone Petroleum Ltd.1,2	13,140,000	50,700
Gulf Keystone Petroleum Ltd.1	624,750	2,411
Saipem SpA, Class S	995,000	49,154
Cairn India Ltd.1	7,247,000	47,477
Essar Energy PLC1	19,963,500	47,464
Noble Energy, Inc.	400,000	39,728
INPEX CORP.	5,210	34,585
China National Offshore Oil Corp.	15,861,000	33,813
TOTAL SA	500,000	23,873
TOTAL SA (ADR)	155,000	7,457
Heritage Oil Ltd.1	10,363,874	25,027
Sasol Ltd.	440,000	20,909
Chevron Corp.	175,500	18,701
BP PLC	2,480,000	17,910
Türkiye Petrol Rafinerileri AS	670,000	14,001
Woodside Petroleum Ltd.	289,467	10,532
OAO TMK (GDR)2	692,815	9,291
PT Indo Tambangraya Megah Tbk	1,923,000	8,317
Eni SpA	272,000	6,038
Reliance Industries Ltd.	119,463	1,689
		1,201,705

UTILITIES — 2.41%
ENN Energy Holdings Ltd.	34,936,000	122,928
PT Perusahaan Gas Negara (Persero) Tbk	250,953,500	91,474
Power Grid Corp. of India Ltd.	26,022,500	54,934
Cheung Kong Infrastructure Holdings Ltd.	8,340,000	49,500
International Power PLC	6,102,000	41,295
Energy World Corp. Ltd.1	45,157,000	27,290
CLP Holdings Ltd.	3,125,000	26,764
Cia. Energética de Minas Gerais – CEMIG, preferred nominative (ADR)	534,400	13,184
Cia. Energética de Minas Gerais – CEMIG, preferred nominative	462,500	9,167
EDP – Energias do Brasil SA	1,350,000	9,441
PGE Polska Grupa Energetyczna SA	1,367,000	8,185
NTPC Ltd.	2,071,532	6,388
GAIL (India) Ltd.	860,000	5,392
		465,942

MISCELLANEOUS — 4.91%
Other common stocks in initial period of acquisition		948,399

Total common stocks (cost: $12,579,531,000)		15,899,355

Rights & warrants — 0.01%

INFORMATION TECHNOLOGY — 0.00%
Kingboard Chemical Holdings Ltd., warrants, expire 20121	2,923,784	9

		Value
Rights & warrants — 0.01%		(000)

MISCELLANEOUS — 0.01%
Other rights & warrants in initial period of acquisition		$1,421

Total rights & warrants (cost: $1,480,000)		1,430

Convertible securities — 0.05%

MISCELLANEOUS — 0.05%
Other convertible securities in initial period of acquisition		8,829

Total convertible securities (cost: $8,166,000)		8,829

	Principal amount
Bonds & notes — 11.15%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 8.88%
United Mexican States Government Global, Series A, 6.375% 2013	$32,880	34,113
United Mexican States Government, Series MI10, 8.00% 2013	MXN 56,068	4,535
United Mexican States Government, Series MI10, 9.50% 2014	290,000	24,857
United Mexican States Government, Series M10, 8.00% 2015	395,000	33,295
United Mexican States Government Global, Series A, 5.625% 2017	$14,550	17,060
United Mexican States Government, Series M10, 7.75% 2017	MXN150,000	12,844
United Mexican States Government 3.50% 20175	128,710	10,957
United Mexican States Government 4.00% 20195	46,804	4,145
United Mexican States Government Global, Series A, 5.125% 2020	$22,220	26,086
United Mexican States Government, Series M, 6.50% 2021	MXN250,000	19,763
United Mexican States Government Global, Series A, 3.625% 2022	$12,000	12,558
United Mexican States Government Global, Series A, 6.05% 2040	28,180	35,295
United Mexican States Government Global, Series A, 5.75% 2110	16,400	17,958
Brazil (Federal Republic of) 6.00% 20155	BRL12,518	7,168
Brazil (Federal Republic of) Global 6.00% 2017	$10,925	13,023
Brazil (Federal Republic of) 10.00% 2017	BRL 9,115	4,757
Brazil (Federal Republic of) 6.00% 20175	17,723	10,333
Brazil (Federal Republic of) Global 8.00% 20186	$15,819	18,903
Brazil (Federal Republic of) Global 8.875% 2019	6,100	8,711
Brazil (Federal Republic of) 6.00% 20205	BRL22,247	13,119
Brazil (Federal Republic of) Global 4.875% 2021	$13,900	16,027
Brazil (Federal Republic of) 10.00% 2021	BRL19,000	9,591
Brazil (Federal Republic of) Global 12.50% 2022	7,000	4,829
Brazil (Federal Republic of) Global 10.125% 2027	$11,500	19,446
Brazil (Federal Republic of) Global 10.25% 2028	BRL5,845	3,635
Brazil (Federal Republic of) Global 7.125% 2037	$11,730	16,569
Brazil (Federal Republic of) Global 11.00% 2040	17,800	23,540
Brazil (Federal Republic of) Global 5.625% 2041	10,220	12,213
Brazil (Federal Republic of) 6.00% 20455	BRL22,949	14,998
Turkey (Republic of) 4.00% 20155	TRY49,630	29,393
Turkey (Republic of) 7.25% 2015	$10,150	11,348
Turkey (Republic of) 10.00% 2015	TRY38,412	22,375
Turkey (Republic of) 7.00% 2016	$23,750	27,045
Turkey (Republic of) 9.00% 2016	TRY37,200	21,150
Turkey (Republic of) 6.75% 2018	$15,200	17,347
Turkey (Republic of) 7.00% 2019	3,500	4,077
Turkey (Republic of) 10.50% 2020	TRY1,500	919
Turkey (Republic of) 5.625% 2021	$24,400	26,230
Turkey (Republic of) 6.875% 2036	7,500	8,531
Turkey (Republic of) 6.75% 2040	6,000	6,744
Philippines (Republic of), Series 743, 8.75% 2013	PHP461,650	11,494
Philippines (Republic of) 8.25% 2014	$13,155	14,536
Philippines (Republic of) 9.375% 2017	4,000	5,210
Philippines (Republic of), Series 751, 5.00% 2018	PHP420,000	10,017
Philippines (Republic of) 5.875% 2018	220,000	5,488
Philippines (Republic of) 9.875% 2019	$10,800	15,282
Philippines (Republic of) 4.95% 2021	PHP700,000	17,130
Philippines (Republic of) 6.375% 2022	250,000	6,448
Philippines (Republic of) 7.75% 2031	$16,070	22,458
Philippines (Republic of) 8.125% 2035	PHP 84,000	2,478
Philippines (Republic of) 6.25% 2036	1,055,000	26,239
Colombia (Republic of) Global 8.25% 2014	$3,100	3,669
Colombia (Republic of) Global 12.00% 2015	COP47,332,000	33,692
Colombia (Republic of) Global 7.375% 2017	$15,950	19,826
Colombia (Republic of) Global 11.75% 2020	2,420	3,890
Colombia (Republic of) Global 4.375% 2021	4,000	4,440
Colombia (Republic of) Global 8.125% 2024	6,570	9,421
Colombia (Republic of) Global 9.85% 2027	COP18,844,000	15,643
Colombia (Republic of) Global 7.375% 2037	$18,760	27,089
Indonesia (Republic of) 6.875% 2018	7,746	9,189
Indonesia (Republic of) 5.875% 2020	33,000	37,785
Indonesia (Republic of) 4.875% 20212	30,140	32,551
Indonesia (Republic of) 4.875% 2021	23,745	25,645
Indonesia (Republic of) 8.50% 2035	2,950	4,307
Indonesia (Republic of) 7.75% 20382	3,730	5,082
Hungarian Government, Series 15/A, 8.00% 2015	HUF2,900,000	13,447
Hungarian Government, Series 19/A, 6.50% 2019	750,000	3,180
Hungarian Government 6.25% 2020	$38,040	36,709
Hungarian Government, Series 20A, 7.50% 2020	HUF4,965,000	22,258
Hungarian Government 6.375% 2021	$9,260	8,936
Hungarian Government 7.625% 2041	10,500	10,014
Venezuela (Republic of) 5.75% 2016	22,000	20,020
Venezuela (Republic of) 12.75% 20226	9,800	10,609
Venezuela (Republic of) 9.25% 2027	48,930	43,548
Venezuela (Republic of) 9.25% 2028	5,600	4,774
South Africa (Republic of), Series R-203, 8.25% 2017	ZAR100,000	13,591
South Africa (Republic of) 6.875% 2019	$10,050	12,349
South Africa (Republic of) 5.50% 2020	22,000	25,135
South Africa (Republic of), Series R-207, 7.25% 2020	ZAR78,000	9,869
South Africa (Republic of) 6.25% 2041	$5,235	6,315
Peru (Republic of) 8.375% 2016	15,763	19,743
Peru (Republic of) 7.35% 2025	10,950	15,221
Peru (Republic of) 8.75% 2033	14,975	24,072
Peru (Republic of) 6.55% 20376	5,042	6,648
Polish Government, Series 0413, 5.25% 2013	PLN38,400	12,249
Polish Government, Series 0414, 5.75% 2014	17,855	5,780
Polish Government 3.875% 2015	$8,565	9,036
Polish Government 5.00% 2015	2,900	3,176
Polish Government, Series 0415, 5.50% 2015	PLN27,300	8,845
Polish Government 6.375% 2019	$12,895	15,200
Polish Government 5.00% 2022	10,220	10,987
Russian Federation 3.25% 20172	8,400	8,537
Russian Federation 5.00% 2020	11,000	11,949
Russian Federation 7.50% 20302,6	24,804	29,796
Russian Federation 7.50% 20306	12,297	14,772
Croatian Government 6.25% 20172	$2,155	2,182
Croatian Government 6.75% 20192	9,890	10,016
Croatian Government 6.625% 2020	27,365	27,491
Croatian Government 6.625% 20202	2,000	2,009
Croatian Government 6.375% 20212	11,645	11,387
Chilean Government 3.875% 2020	34,685	38,283
Chilean Government 5.50% 2020	CLP4,600,000	9,936
Chilean Government 3.25% 2021	$1,765	1,844
Argentina (Republic of) 7.00% 2015	28,320	25,528
Argentina (Republic of) 8.28% 20336,7	21,341	15,365
Argentina (Republic of) GDP-Linked 2035	68,100	8,342
Panama (Republic of) Global 7.125% 2026	7,300	9,928
Panama (Republic of) Global 8.875% 2027	2,775	4,371
Panama (Republic of) Global 9.375% 2029	9,034	14,816
Panama (Republic of) Global 6.70% 20366	6,819	9,178
Thai Government 3.625% 2015	THB600,000	19,565
Uruguay (Republic of) 4.375% 20285	UYU290,163	17,147
Dominican Republic 9.04% 20186	$3,935	4,399
Dominican Republic 7.50% 20216	1,000	1,061
Dominican Republic 8.625% 20272,6	9,900	10,692
Bahrain Government 5.50% 2020	11,635	11,490
Bahrain Government 5.50% 20202	565	558
Nigeria (Republic of) 6.75% 20212	8,100	8,865
Egypt (Arab Republic of) 5.75% 20202	4,000	3,760
Egypt (Arab Republic of) 6.875% 2040	3,000	2,602
State of Qatar 6.40% 2040	4,140	4,973
Pakistan Government 6.875% 2017	5,500	4,318
Malaysian Government, Series 204, 5.094% 2014	MYR10,000	3,432
		1,714,799

ENERGY — 0.90%
Gazprom OJSC 5.092% 20152	$11,480	12,183
Gazprom OJSC 9.25% 2019	15,000	18,750
Gazprom OJSC, Series 9, 6.51% 2022	28,850	31,813
Gazprom OJSC 6.51% 20222	10,810	11,920
Gazprom OJSC 7.288% 2037	10,600	12,283
Petrobras International 5.75% 2020	19,540	21,896
Petrobras International 5.375% 2021	15,885	17,471
Pemex Project Funding Master Trust 4.875% 20222	4,320	4,614
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	17,737
Pemex Project Funding Master Trust 6.50% 20412	1,350	1,573
PTT Exploration & Production Ltd 5.692% 20212	8,400	9,205
Reliance Holdings Ltd. 4.50% 20202	7,135	6,883
Reliance Holdings Ltd. 5.40% 20222	2,175	2,183
Ras Laffan Liquefied Natural Gas II 5.298% 20202,6	5,291	5,734
		174,245

FINANCIALS — 0.82%
HSBK (Europe) BV 7.25% 20212	24,390	24,778
Savings Bank of Kazakhstan JSC 7.25% 2021	8,000	8,128
Development Bank of Kazakhstan 5.50% 20152	27,295	29,274
Longfor Properties Co. Ltd. 9.50% 2016	20,750	21,632
BBVA Bancomer SA, junior subordinated 7.25% 20202	10,680	11,001
BBVA Bancomer SA 6.50% 20212	6,550	6,648
VEB Finance Ltd. 6.902% 20202	10,830	11,981
VEB Finance Ltd. 6.80% 20252	5,000	5,325
SB Capital SA 5.40% 2017	11,900	12,443
Dubai Holding Commercial Operations MTN Ltd. 4.75% 2014	€9,750	12,067
Korea Development Bank 4.00% 2016	$2,050	2,156
Korea Development Bank 3.50% 2017	7,030	7,185
Banco de Crédito del Perú 5.375% 20202	5,000	5,163
		157,781

MATERIALS — 0.21%
CEMEX Finance LLC 9.50% 20162	$15,475	15,320
CEMEX, SAB de CV 9.00% 20182	9,705	9,123
CEMEX SA 9.25% 20202	9,289	8,411
CEMEX SA 9.25% 2020	1,250	1,132
Mongolian Mining Corp. 8.875% 20172	7,000	7,033
		41,019

UTILITIES — 0.18%
Eskom Holdings Ltd. 5.75% 20212	12,300	13,284
AES Panamá, SA 6.35% 20162	10,400	11,336
Enersis SA 7.375% 2014	4,550	4,943
CEZ, a s 4.25% 20222	4,720	4,722
		34,285

TELECOMMUNICATION SERVICES — 0.09%
MTS International Funding Ltd. 8.625% 2020	13,200	15,229
América Móvil, SAB de CV 8.46% 2036	MXN28,000	2,119
		17,348

CONSUMER STAPLES — 0.07%
BFF International Ltd. 7.25% 20202	$12,500	14,406

Total bonds & notes (cost: $1,974,237,000)		2,153,883

Short-term securities — 6.12%

Freddie Mac 0.08%–0.18% due 6/7/2012–1/14/2013	427,663	427,331
Federal Home Loan Bank 0.07%–0.16% due 5/14–12/20/2012	103,600	103,583
Total Capital SA 0.12%–0.13% due 5/1/20122	83,500	83,499
Québec (Province of) 0.13%–0.16% due 5/30–7/18/20122	65,700	65,671
International Bank for Reconstruction and Development 0.08% due 6/5/2012	65,300	65,294
Fannie Mae 0.13%–0.16% due 5/1/2012–1/3/2013	54,850	54,790
Toronto-Dominion Holdings USA Inc. 0.11% due 5/23/20122	51,100	51,096
U.S. Treasury Bill 0.118% due 8/16/2012	50,000	49,985
Bank of Nova Scotia 0.335% due 7/10/2012	44,800	44,787
Svenska Handelsbanken Inc. 0.27%–0.29% due 5/1–5/17/20122	35,000	34,999
Westpac Banking Corp. 0.20% due 8/2/20122	28,700	28,676
Siemens Capital Co. LLC 0.13% due 5/7/20122	26,900	26,899
Variable Funding Capital Company LLC 0.19% due 7/16/20122	25,500	25,484
Standard Chartered Bank 0.45% due 5/17/20122	25,000	24,996
Private Export Funding Corp. 0.20% due 7/30/20122	25,000	24,978
Chariot Funding, LLC 0.17% due 5/14/20122	23,200	23,198
Paccar Financial Corp. 0.18% due 7/16/2012	20,000	19,983
Abbott Laboratories 0.14% due 6/26/20122	15,700	15,698
Straight-A Funding LLC 0.18% due 6/1/20122	10,000	9,999

Total short-term securities (cost: $1,181,055,000)		1,180,946

Total investment securities (cost: $15,744,469,000)		19,244,443
Other assets less liabilities		66,046

Net assets		$19,310,489

As permitted by U.S. Securities and Exchange Commission (“SEC”) regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $985,074,000, which represented 5.10% of the net assets of the fund.
3Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $67,220,000, which represented .35% of the net assets of the fund.
4Represents an affiliated company as defined under the Investment Company Act of 1940.
5Index-linked bond whose principal amount moves with a government price index.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations and symbol

ADR = American Depositary Receipts	€ = Euros	THB = Thai baht
GDR = Global Depositary Receipts	HUF = Hungarian forints	TRY = Turkish liras
SDR = Swedish Depositary Receipts	MXN = Mexican pesos	UYU = Uruguayan pesos
BRL = Brazilian reais	MYR = Malaysian ringgits	ZAR = South African rand
CLP = Chilean pesos	PHP = Philippine pesos
COP = Colombian pesos	PLN = Polish zloty

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-936-0612O-S29465

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 29, 2012

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 29, 2012